UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2006
Z-Axis Corporation
(Exact name of registrant as specified in its charter)

Colorado	000-11284	84-0910490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5445 DTC Parkway, Suite 450
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(303) 713-0200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 7, 2006, Z-Axis Corporation (the “Company”) entered into a Stock Exchange Agreement (the “Exchange Agreement”) with Silicon Mountain Memory, Incorporated, a Colorado corporation (“SMM”) which provides that at closing the Company will exchange (the “Exchange”) an aggregate of 4,973,284 post-split shares of the Company for all of the outstanding capital stock of SMM. As a result of the Exchange, SMM will become a wholly-owned subsidiary of the Company. Prior to the closing, the Company anticipates transferring all of its pre-closing assets and liabilities to a wholly-owned limited liability company (“Z-Axis LLC”). At the closing, it is also anticipated that certain of the Company’s principal stockholders, officers and directors (the “Z-Axis Principal Stockholders”) will acquire all of the outstanding membership interests of Z-Axis LLC, which will then hold all of the Company’s pre-closing assets and liabilities (the “LLC Interests Purchase”), in exchange for consideration consisting of a combination of cash and redemption of a portion of the common stock owned by the Z-Axis Principal Stockholders in the Company. Following the closing, the Exchange and the LLC Interests Purchase, the Company’s business will become that of SMM, and the Z-Axis Principal Stockholders will thereafter own and operate the Company’s preexisting business of developing and producing computer-generated video graphics and other presentation materials for commercial and government customers in the litigation services industry. SMM develops, assembles and markets open-source memory solutions based on Flash memory and DRAM technologies that are sold direct to end users. Prior to execution of the Exchange Agreement, none of the Company, SMM or their respective affiliates had any material prior relationships between or among them.
Immediately prior to the closing and subject to stockholder approval, the Company will implement a one-for-nine reverse stock split of its common stock, which will reduce the outstanding shares of common stock of the Company from 3,825,000 shares to 425,000 shares and change its name to include the term Silicon Mountain Memory. After such reverse stock split and assuming the closing of the Exchange, the SMM stockholders will own 4,973,284 shares of the Company’s common stock, or approximately 92.1% of the Company’s then-outstanding common stock (before the redemption of shares from the Z-Axis Principal Stockholders). The foregoing does not take into account 2,059,255 post-split shares of common stock issuable on full exercise of options held by SMM optionees and outstanding under the SMM equity incentive plan, which the Company will assume effective as of the closing, and options to acquire 52,770 post-split shares of common stock that are held by optionees under the Company’s existing stock option plan.
The Company is currently finalizing the agreement pertaining to the LLC Interests Purchase with the Z-Axis Principal Stockholders. In this regard, the Company is acting through a special committee of independent directors (the “Special Committee”) who are disinterested in the LLC Interests Purchase transaction. The Special Committee is in the process of selecting an independent financial advisory firm to render a fairness opinion with respect to the Exchange and the LLC Interests Purchase. It is expected that the financial advisory firm will be engaged, and the terms of the LLC Interests Purchase will be finalized, during the week of May 8, 2006. The Company anticipates filing under cover of a subsequently-filed Form 8-K a copy of the LLC Interests Purchase agreement following its execution.
The parties anticipate that the closing will take place in June or July 2006, with the exact timing subject to the review of the Company’s proxy statement (the “Proxy Statement”) by the Securities and Exchange Commission (the “Commission”). Before making any voting decision, the Company’s stockholders are urged to read carefully in its entirety the Proxy Statement regarding the Exchange and the LLC Interests Purchase when it becomes available because it will contain important information about the proposed transactions. The Company’s stockholders and other interested parties will be able to obtain, without charge, a copy of the Proxy Statement (when available) and other relevant documents filed with the Commission from the SEC’s website at http://www.sec.gov. The Company’s stockholders and other interested parties will also be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents (when available) by directing a request by mail or telephone to Z-Axis Corporation, 5445 DTC Parkway, Suite 450, Greenwood Village, Colorado 80111, telephone: 303-713-0200.
The Company anticipates that the preliminary Proxy Statement will be filed with the Commission during the week of May 15, 2006. As a condition to closing, the Company will call a special meeting of stockholders that will be described in the Proxy Statement, at which the Company will seek stockholder approval of the Exchange, assumption of the SMM equity incentive plan, the LLC Interests Purchase, the one-for-nine reverse stock split, amendment and restatement of the Company’s articles of incorporation, and the appointment of the current directors of SMM to the Company’s board of directors effective as of the closing.
The Company has agreed with SMM (i) not to (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative business combination transactions, and (ii) subject to certain exceptions, for the Company’s board of directors and the Special Committee to recommend that the Company’s stockholders approve the Exchange.
Consummation of the Exchange is not subject to a financing condition and does not meet applicable dollar thresholds such that the Exchange is subject to applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. However, the Exchange is subject to various other conditions, including approval of the Exchange by the Company’s and SMM’s stockholders, the truth and accuracy of representations and warranties in all material respects as of closing, receipt of legal opinions in customary form, the simultaneous consummation of the Exchange and the LLC Interests Purchase, and the receipt of a fairness opinion covering the Exchange and the LLC Interests Purchase from a financial advisory firm. The Company cannot assure that all such conditions will be satisfied or that the closing will occur as anticipated, if ever.
The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Exchange Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Exchange Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or SMM or any of their respective subsidiaries or affiliates.
The Company does not maintain a change in control plan, rights plan or employment agreements with provisions that would be triggered on consummation of the Exchange.
The foregoing summary of the proposed transaction and the Exchange Agreement is subject to, and qualified in its entirety by, the Stock Exchange Agreement attached as Exhibit 10.1, and incorporated herein by reference.
A copy of the Press Release issued by the Company announcing the execution of the Exchange Agreement is attached hereto as Exhibit 99.1.
This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Exchange and the other transactions contemplated by the Exchange Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Exchange Agreement to satisfy the conditions to closing specified in the Exchange Agreement. More information about the Company and other risks related to the Company will be detailed in the Company’s annual report on Form 10-KSB for the fiscal year ended March 31, 2006, which the Company expects to file with the Commission on or before May 19, 2006. The Company does not undertake an obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits
     (d)      Exhibits.

Exhibit No.:	Description:

Exhibit 10.1	Stock Exchange Agreement By and Among Silicon Mountain Memory, Incorporated (“SMM”), the Principal Stockholders of SMM, Z-Axis Corporation and the Principal Stockholders of Z-Axis Corporation.
Exhibit 99.1	Press Release, dated May 9, 2006, issued by Z-Axis Corporation.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Z-AXIS CORPORATION
By:	/s/ Stephanie S. Kelso
Stephanie S. Kelso
President

Date: May 9, 2006

Exhibit Index

Exhibit No.:	Description:

Exhibit 10.1	Stock Exchange Agreement By and Among Silicon Mountain Memory, Incorporated (“SMM”), the Principal Stockholders of SMM, Z-Axis Corporation and the Principal Stockholders of Z-Axis Corporation.
Exhibit 99.1	Press Release, dated May 9, 2006, issued by Z-Axis Corporation.